Exhibit 10

                            [CREO LETTERHEAD]


                                                     January 17, 2003


Seligman New Technologies Fund II, Inc.
c/o J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

Dear Sirs:

          This will confirm our agreement with respect to the purchase of 678,960 shares (the "Shares") of common stock, par value $.0001 per share ("Printcafe Common Stock"), of Printcafe Software, Inc. ("Printcafe") from you:

1. We will purchase the Shares from you for an aggregate purchase price of U.S.$882,648.00 (the "Purchase Price"). Except as you may elect at your sole option pursuant to paragraph 2, the Purchase Price shall be payable in an aggregate number of common shares, without par value ("Creo Shares"), of Creo Inc. ("Creo") equal to the quotient of (i) the Purchase Price divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the Closing (as defined below).

2. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Creo in Burnaby, British Columbia, at 8 a.m., Pacific Standard time, on February 24, 2003, or such other time and date as you and we shall mutually agree upon. At the Closing, upon receipt by you or your custodian of the Purchase Price, you shall (A) deliver or cause to be delivered to us certificates representing the number of Shares being purchased pursuant to the terms hereof, endorsed in blank or accompanied by duly executed stock powers, in either case with the signatures thereon guaranteed by a financial institution which is a member of an applicable Medallion Program, or (B) for those Shares held in book-entry form, cause the book-entry transfer of such Shares to such brokerage account as we shall specify by notice given to you not less than two business days prior to the Closing. At the Closing, we shall deliver to you the Purchase Price payable in Creo Shares by delivery of one or more stock certificate(s) evidencing the Creo Shares registered in such name(s) as you may have requested at least two business days prior to the Closing. At your option, exercised by notice to us two business days prior to the Closing, you may elect to receive payment of the Purchase Price in cash in lieu of Creo Shares. If you elect to receive cash, at the Closing, we shall deliver the Purchase Price in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you not less than two business days prior to the Closing.

3. If, within the period starting two months before the date of this letter and ending two years after the Closing, we purchase additional shares of Printcafe Common Stock (the "Additional Shares") in an Acquisition Triggering Transaction at a per share purchase price that is greater than the per share Purchase Price paid for the Shares, we will pay to you promptly after the completion of the Acquisition Triggering Transaction the excess, if any (the "Acquisition Additional Amount") of (x) the product of (i) the average per share purchase price we paid for the Additional Shares in such Acquisition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Acquisition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Acquisition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Triggering Transaction is consummated.

4. If, within the period starting two months before the date of this letter and ending two years after the Closing, we sell all of the shares of Printcafe Common Stock that we own in a Disposition Triggering Transaction, we will pay to you promptly after the completion of the Disposition Triggering Transaction the excess, if any (the "Disposition Additional Amount") of (x) the product of
(i) the average per share purchase price we receive for our Printcafe Common Stock in such Disposition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Disposition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Disposition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Disposition Triggering Transaction is consummated.

5. For purposes of paragraphs 3 and 4 above, (x) an "Acquisition Triggering Transaction" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which we acquire, or following the consummation of which we own (of record, beneficially or otherwise), hold or otherwise control, 60% or more of the outstanding Printcafe Common Stock (including, as of any date of determination, the Printcafe Common Stock owned by Creo or its affiliates as of such date, and calculated based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor, or a purchase by us of a block of more than 750,000 shares of Printcafe Common Stock or the purchase of any Printcafe Common Stock from HarbourVest Partners VI--Direct Fund, L.P. or Mellon Ventures II, L.P. or any of their affiliates, and (y) a "Disposition Triggering Event" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which any person or group (as defined in Section 13(d)(3) under the Securities Exchange Act of 1934, as amended and Rule 13d-5(b) thereunder) other than Creo or its affiliates acquires ownership (beneficially or otherwise) of, holds or otherwise controls 60% or more of the outstanding Printcafe Common Stock (calculated, as of any date of determination, based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor. Upon our becoming aware of the occurrence or expected occurrence of an Acquisition Triggering Event or a Disposition Triggering Event, we shall promptly provide notice to you of such event or expected event, which notice shall include, to the extent known, the Acquisition Additional Amount or Disposition Additional Amount, as applicable, and the calculation thereof. At your option, exercised by notice to us prior to the consummation of the relevant Acquisition Triggering Transaction or Disposition Triggering Transaction (or, if later, not more than two business days after you receive from us the notice referred to in the preceding sentence), you may elect to receive payment of the applicable Acquisition Additional Amount or Disposition Additional Amount in cash in lieu of Creo Shares. If you elect to receive cash, we shall deliver the Acquisition Additional Amount or the Disposition Additional Amount, as the case may be, in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you in the election notice within three business days of the closing of such transaction. It is understood and agreed that more than one Acquisition Triggering Event or Disposition Triggering Event may occur, and that each such event shall be subject to paragraphs 3 or 4 above, as applicable, except that in calculating the relevant Additional Amounts appropriate adjustment shall be made for any prior Additional Amounts paid by us to you pursuant to such paragraphs in order to avoid duplicative payments.

6. In consideration of our agreement to purchase the Shares from you, you represent and warrant to us that (i) you are the sole beneficial and record owner of the Shares, and have full legal power and authority to transfer the Shares to us pursuant this letter, (ii) upon delivery of the Shares to us against payment therefor as provided in this letter, we will acquire all of your right and title to the Shares, free and clear of any lien, claim or encumbrance of any kind, and (iii) if you do not elect to receive cash in payment of the Purchase Price, you represent and warrant to us that you are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). If you elect to receive Creo Shares in payment of the Purchase Price, any Acquisition Additional Amount or any Disposition Additional Amount, (A) you further represent and warrant to us that you are acquiring such Creo Shares solely for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and (B) you further agree and acknowledge that such Creo Shares have not been and will not be registered under any U.S. or Canadian securities laws and may not be resold or otherwise transferred except in compliance with an applicable exemption from the registration requirements of such laws, and that the certificates or other documents representing the Creo Shares may contain the following, or a substantially similar, legend, which legend shall be removed only upon receipt of an opinion of counsel satisfactory to us that such legend may be so removed:

               THE SECURITIES REPRESENTED HEREBY (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY U.S. STATE OR CANADIAN SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SUCH SECURITIES LAWS OR UNLESS CREO SHALL HAVE RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER SUCH SECURITIES LAWS IS NOT REQUIRED.

7. We represent and warrant to you that (i) the Creo Shares to be issued to you pursuant to this letter agreement have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and non-assessable,
(ii) the issuance by us of the Creo Shares to you will not violate any law or breach any agreement to which we are party or subject, and (iii) we are and any affiliate to which we assign our rights hereunder pursuant to paragraph 8 will be an "accredited investor" (as defined in Rule 501 under the Securities Act of 1933, as amended) and are acquiring the Shares solely for our own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

8. This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall be binding on the parties hereto and their respective successors and assigns. We may assign our rights and obligations hereunder to one or more of our subsidiaries, but any such assignment shall not relieve us of our obligations hereunder.

9. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding all of the parties hereto.

10. No amendment of any provision of this Agreement shall be effective unless it is in writing and is signed by each of the parties hereto; no waiver of any provision of this Agreement, or any consent regarding any term of this Agreement, shall be effective unless it is in writing and is signed by the party to be charged therewith, any such waiver or consent shall be effective only for specific instances and specific purpose it is given and shall not constitute a commitment to grant any other, further or continuing waiver or consent.

11. The rights and remedies of the parties are deemed to be cumulative, and not exclusive. No delay in exercising any right or remedy hereunder shall constitute a waiver of such rights and remedies.

12. Notices given pursuant to any provision of this letter agreement shall be addressed as follows: (a) if to the Company, to Creo Inc., 3700 Gilmore Way, Burnaby, B.C. V5G 4MI, Attention: General Counsel, and (b) if to Seligman, to
J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, Attention: General Counsel, or in any case to such other address as the person to be notified may have requested in writing.

13. All of the agreements, representations and warranties of the parties hereto shall survive the execution and delivery of this Agreement.

14. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Each of the parties agree to maintain in strict confidence the contents and terms of this Agreement and not disclose such contents or terms to any third party except as required by applicable law; provided that the foregoing shall not restrict Creo from issuing a press release promptly after the Closing announcing it has acquired the Shares and the purchase price for the Shares but so long as none of the other terms, including the identity of the sellers, is disclosed.

               Kindly confirm your agreement with the foregoing terms by signing in the applicable place below and returning a copy of this letter to us.

                                               Very truly yours,

                                               CREO INC.


                                               By: /s/ Amos Michelson
                                                   ----------------------------

Accepted and agreed to:

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:   J. & W. Seligman & Co. Incorporated,
      its investment adviser

By:   /s/ Richard Parower
      ----------------------------------
      Name:   Richard Parower
      Title:  SVP

          In connection with the letter agreement with Creo Inc., dated as of the date hereof, the undersigned hereby irrevocably elects to exercise their option to receive the Purchase Price and, if applicable, any Acquisition Additional Amount or any Disposition Additional Amount in cash.


                                      SELIGMAN NEW TECHNOLOGIES
                                      FUND II, INC.

                                      By:  J. & W. Seligman & Co. Incorporated,
                                           its investment adviser

                                      By:      /s/ Richard Parower
                                               -------------------------------
                                               Name:  Richard Parower
                                               Title: SVP


Dated: January 17, 2003

                               [CREO LETTERHEAD]

                                                     January 17, 2003


Seligman Communications and Information Fund, Inc.
c/o J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

Dear Sirs:

          This will confirm our agreement with respect to the purchase of 391,100 shares (the "Shares") of common stock, par value $.0001 per share ("Printcafe Common Stock"), of Printcafe Software, Inc. ("Printcafe") from you:

1. We will purchase the Shares from you for an aggregate purchase price of U.S.$508,430.00 (the "Purchase Price"). Except as you may elect at your sole option pursuant to paragraph 2, the Purchase Price shall be payable in an aggregate number of common shares, without par value ("Creo Shares"), of Creo Inc. ("Creo") equal to the quotient of (i) the Purchase Price divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the Closing (as defined below).

2. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Creo in Burnaby, British Columbia, at 8 a.m., Pacific Standard time, on February 24, 2003, or such other time and date as you and we shall mutually agree upon. At the Closing, upon receipt by you or your custodian of the Purchase Price, you shall (A) deliver or cause to be delivered to us certificates representing the number of Shares being purchased pursuant to the terms hereof, endorsed in blank or accompanied by duly executed stock powers, in either case with the signatures thereon guaranteed by a financial institution which is a member of an applicable Medallion Program, or (B) for those Shares held in book-entry form, cause the book-entry transfer of such Shares to such brokerage account as we shall specify by notice given to you not less than two business days prior to the Closing. At the Closing, we shall deliver to you the Purchase Price payable in Creo Shares by delivery of one or more stock certificate(s) evidencing the Creo Shares registered in such name(s) as you may have requested at least two business days prior to the Closing. At your option, exercised by notice to us two business days prior to the Closing, you may elect to receive payment of the Purchase Price in cash in lieu of Creo Shares. If you elect to receive cash, at the Closing, we shall deliver the Purchase Price in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you not less than two business days prior to the Closing.

3. If, within the period starting two months before the date of this letter and ending two years after the Closing, we purchase additional shares of Printcafe Common Stock (the "Additional Shares") in an Acquisition Triggering Transaction at a per share purchase price that is greater than the per share Purchase Price paid for the Shares, we will pay to you promptly after the completion of the Acquisition Triggering Transaction the excess, if any (the "Acquisition Additional Amount") of (x) the product of (i) the average per share purchase price we paid for the Additional Shares in such Acquisition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Acquisition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Acquisition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Triggering Transaction is consummated.

4. If, within the period starting two months before the date of this letter and ending two years after the Closing, we sell all of the shares of Printcafe Common Stock that we own in a Disposition Triggering Transaction, we will pay to you promptly after the completion of the Disposition Triggering Transaction the excess, if any (the "Disposition Additional Amount") of (x) the product of
(i) the average per share purchase price we receive for our Printcafe Common Stock in such Disposition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Disposition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Disposition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Disposition Triggering Transaction is consummated.

5. For purposes of paragraphs 3 and 4 above, (x) an "Acquisition Triggering Transaction" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which we acquire, or following the consummation of which we own (of record, beneficially or otherwise), hold or otherwise control, 60% or more of the outstanding Printcafe Common Stock (including, as of any date of determination, the Printcafe Common Stock owned by Creo or its affiliates as of such date, and calculated based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor, or a purchase by us of a block of more than 750,000 shares of Printcafe Common Stock or the purchase of any Printcafe Common Stock from HarbourVest Partners VI--Direct Fund, L.P. or Mellon Ventures II, L.P. or any of their affiliates, and (y) a "Disposition Triggering Event" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which any person or group (as defined in Section 13(d)(3) under the Securities Exchange Act of 1934, as amended and Rule 13d-5(b) thereunder) other than Creo or its affiliates acquires ownership (beneficially or otherwise) of, holds or otherwise controls 60% or more of the outstanding Printcafe Common Stock (calculated, as of any date of determination, based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor. Upon our becoming aware of the occurrence or expected occurrence of an Acquisition Triggering Event or a Disposition Triggering Event, we shall promptly provide notice to you of such event or expected event, which notice shall include, to the extent known, the Acquisition Additional Amount or Disposition Additional Amount, as applicable, and the calculation thereof. At your option, exercised by notice to us prior to the consummation of the relevant Acquisition Triggering Transaction or Disposition Triggering Transaction (or, if later, not more than two business days after you receive from us the notice referred to in the preceding sentence), you may elect to receive payment of the applicable Acquisition Additional Amount or Disposition Additional Amount in cash in lieu of Creo Shares. If you elect to receive cash, we shall deliver the Acquisition Additional Amount or the Disposition Additional Amount, as the case may be, in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you in the election notice within three business days of the closing of such transaction. It is understood and agreed that more than one Acquisition Triggering Event or Disposition Triggering Event may occur, and that each such event shall be subject to paragraphs 3 or 4 above, as applicable, except that in calculating the relevant Additional Amounts appropriate adjustment shall be made for any prior Additional Amounts paid by us to you pursuant to such paragraphs in order to avoid duplicative payments.

6. In consideration of our agreement to purchase the Shares from you, you represent and warrant to us that (i) you are the sole beneficial and record owner of the Shares, and have full legal power and authority to transfer the Shares to us pursuant this letter, (ii) upon delivery of the Shares to us against payment therefor as provided in this letter, we will acquire all of your right and title to the Shares, free and clear of any lien, claim or encumbrance of any kind and (iii) if you do not elect to receive cash in payment of the Purchase Price, you represent and warrant to us that you are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). If you elect to receive Creo Shares in payment of the Purchase Price, any Acquisition Additional Amount or any Disposition Additional Amount, (A) you further represent and warrant to us that you are acquiring such Creo Shares solely for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and (B) you further agree and acknowledge that such Creo Shares have not been and will not be registered under any U.S. or Canadian securities laws and may not be resold or otherwise transferred except in compliance with an applicable exemption from the registration requirements of such laws, and that the certificates or other documents representing the Creo Shares may contain the following, or a substantially similar, legend, which legend shall be removed only upon receipt of an opinion of counsel satisfactory to us that such legend may be so removed:

               THE SECURITIES REPRESENTED HEREBY (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY U.S. STATE OR CANADIAN SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SUCH SECURITIES LAWS OR UNLESS CREO SHALL HAVE RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER SUCH SECURITIES LAWS IS NOT REQUIRED.

7. We represent and warrant to you that (i) the Creo Shares to be issued to you pursuant to this letter agreement have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and non-assessable,
(ii) the issuance by us of the Creo Shares to you will not violate any law or breach any agreement to which we are party or subject, and (iii) we are and any affiliate to which we assign our rights hereunder pursuant to paragraph 8 will be an "accredited investor" (as defined in Rule 501 under the Securities Act of 1933, as amended) and are acquiring the Shares solely for our own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

8. This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall be binding on the parties hereto and their respective successors and assigns. We may assign our rights and obligations hereunder to one or more of our subsidiaries, but any such assignment shall not relieve us of our obligations hereunder.

9. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding all of the parties hereto.

10. No amendment of any provision of this Agreement shall be effective unless it is in writing and is signed by each of the parties hereto; no waiver of any provision of this Agreement, or any consent regarding any term of this Agreement, shall be effective unless it is in writing and is signed by the party to be charged therewith, any such waiver or consent shall be effective only for specific instances and specific purpose it is given and shall not constitute a commitment to grant any other, further or continuing waiver or consent.

11. The rights and remedies of the parties are deemed to be cumulative, and not exclusive. No delay in exercising any right or remedy hereunder shall constitute a waiver of such rights and remedies.

12. Notices given pursuant to any provision of this letter agreement shall be addressed as follows: (a) if to the Company, to Creo Inc., 3700 Gilmore Way, Burnaby, B.C. V5G 4MI, Attention: General Counsel, and (b) if to Seligman, to
J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, Attention: General Counsel, or in any case to such other address as the person to be notified may have requested in writing.

13. All of the agreements, representations and warranties of the parties hereto shall survive the execution and delivery of this Agreement.

14. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Each of the parties agree to maintain in strict confidence the contents and terms of this Agreement and not disclose such contents or terms to any third party except as required by applicable law; provided that the foregoing shall not restrict Creo from issuing a press release promptly after the Closing announcing it has acquired the Shares and the purchase price for the Shares but so long as none of the other terms, including the identity of the sellers, is disclosed.

               Kindly confirm your agreement with the foregoing terms by signing in the applicable place below and returning a copy of this letter to us.

                                                Very truly yours,


                                                CREO INC.


                                                By: /s/ Amos Michelson
                                                    --------------------------

Accepted and agreed to:

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:  J. & W. Seligman & Co. Incorporated,
     its investment adviser


By:  /s/ Richard Parower
     -----------------------------------
     Name:  Richard Parower
     Title: SVP

               In connection with the letter agreement with Creo Inc., dated as of the date hereof, the undersigned hereby irrevocably elects to exercise their option to receive the Purchase Price and, if applicable, any Acquisition Additional Amount or any Disposition Additional Amount in cash.


                                     SELIGMAN COMMUNICATIONS AND
                                     INFORMATION FUND, INC.

                                     By:  J. & W. Seligman & Co. Incorporated,
                                          its investment adviser


                                     By:  /s/ Richard Prower
                                          ------------------------------------
                                          Name:  Richard Parower
                                          Title: SVP


Dated: January 17, 2003

                             [CREO LETTERHEAD]


                                                     January 17, 2003


Seligman Communications and Information Portfolio
c/o J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

Dear Sirs:

               This will confirm our agreement with respect to the purchase of 8,000 shares (the "Shares") of common stock, par value $.0001 per share ("Printcafe Common Stock"), of Printcafe Software, Inc. ("Printcafe") from you:

1. We will purchase the Shares from you for an aggregate purchase price of U.S.$10,400.00 (the "Purchase Price"). Except as you may elect at your sole option pursuant to paragraph 2, the Purchase Price shall be payable in an aggregate number of common shares, without par value ("Creo Shares"), of Creo Inc. ("Creo") equal to the quotient of (i) the Purchase Price divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the Closing (as defined below).

2. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Creo in Burnaby, British Columbia, at 8 a.m., Pacific Standard time, on February 24, 2003, or such other time and date as you and we shall mutually agree upon. At the Closing, upon receipt by you or your custodian of the Purchase Price, you shall (A) deliver or cause to be delivered to us certificates representing the number of Shares being purchased pursuant to the terms hereof, endorsed in blank or accompanied by duly executed stock powers, in either case with the signatures thereon guaranteed by a financial institution which is a member of an applicable Medallion Program, or (B) for those Shares held in book-entry form, cause the book-entry transfer of such Shares to such brokerage account as we shall specify by notice given to you not less than two business days prior to the Closing. At the Closing, we shall deliver to you the Purchase Price payable in Creo Shares by delivery of one or more stock certificate(s) evidencing the Creo Shares registered in such name(s) as you may have requested at least two business days prior to the Closing. At your option, exercised by notice to us two business days prior to the Closing, you may elect to receive payment of the Purchase Price in cash in lieu of Creo Shares. If you elect to receive cash, at the Closing, we shall deliver the Purchase Price in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you not less than two business days prior to the Closing.

3. If, within the period starting two months before the date of this letter and ending two years after the Closing, we purchase additional shares of Printcafe Common Stock (the "Additional Shares") in an Acquisition Triggering Transaction at a per share purchase price that is greater than the per share Purchase Price paid for the Shares, we will pay to you promptly after the

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

completion of the Acquisition Triggering Transaction the excess, if any (the "Acquisition Additional Amount") of (x) the product of (i) the average per share purchase price we paid for the Additional Shares in such Acquisition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Acquisition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Acquisition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Triggering Transaction is consummated.

4. If, within the period starting two months before the date of this letter and ending two years after the Closing, we sell all of the shares of Printcafe Common Stock that we own in a Disposition Triggering Transaction, we will pay to you promptly after the completion of the Disposition Triggering Transaction the excess, if any (the "Disposition Additional Amount") of (x) the product of
(i) the average per share purchase price we receive for our Printcafe Common Stock in such Disposition Triggering Transaction, multiplied by (ii) the number of Shares, over (y) the Purchase Price for the Shares. Except as you may elect at your sole option pursuant to paragraph 5, such Disposition Additional Amount shall be payable in that number of Creo Shares equal to the quotient of (i) the Disposition Additional Amount divided by (ii) the average of the daily weighted average trading price for Creo Shares on the Toronto Stock Exchange (converted into U.S. dollars) for the 5 consecutive trading days ending on the third trading day before the date on which the Disposition Triggering Transaction is consummated.

5. For purposes of paragraphs 3 and 4 above, (x) an "Acquisition Triggering Transaction" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which we acquire, or following the consummation of which we own (of record, beneficially or otherwise), hold or otherwise control, 60% or more of the outstanding Printcafe Common Stock (including, as of any date of determination, the Printcafe Common Stock owned by Creo or its affiliates as of such date, and calculated based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor, or a purchase by us of a block of more than 750,000 shares of Printcafe Common Stock or the purchase of any Printcafe Common Stock from HarbourVest Partners VI--Direct Fund, L.P. or Mellon Ventures II, L.P. or any of their affiliates, and (y) a "Disposition Triggering Event" means a recapitalization, reorganization, conveyance of shares or assets (including any pledge or derivative transaction that has the effect of changing the economic benefits and risks of ownership), tender or exchange offer, consolidation, amalgamation or merger or other similar transaction pursuant to which any person or group (as defined in Section 13(d)(3) under the Securities Exchange Act of 1934, as amended and Rule 13d-5(b) thereunder) other than Creo or its affiliates acquires ownership (beneficially or otherwise) of, holds or otherwise controls 60% or more of the outstanding Printcafe Common Stock (calculated, as of any date of determination, based on the number of shares of Printcafe Common Stock outstanding on such date), any security into or for which Printcafe Common Stock has been converted or exchanged or any similar security of any successor. Upon our becoming aware of the occurrence or expected occurrence of an Acquisition Triggering Event or a Disposition Triggering Event, we shall promptly provide notice to you of such event or expected event, which notice shall include, to the extent known, the Acquisition Additional Amount or Disposition Additional Amount, as applicable, and the calculation thereof. At your option, exercised by notice to us prior to the consummation of the relevant Acquisition Triggering Transaction or Disposition Triggering Transaction (or, if later, not more than two business days after you receive from us the notice referred to in the preceding sentence), you may elect to receive payment of the applicable Acquisition Additional Amount or Disposition Additional Amount in cash in lieu of Creo Shares. If you elect to receive cash, we shall deliver the Acquisition Additional Amount or the Disposition Additional Amount, as the case may be, in U.S. dollars by wire transfer in immediately available funds to an account or accounts designated by you in the election notice within three business days of the closing of such transaction. It is understood and agreed that more than one Acquisition Triggering Event or Disposition Triggering Event may occur, and that each such event shall be subject to paragraphs 3 or 4 above, as applicable, except that in calculating the relevant Additional Amounts appropriate adjustment shall be made for any prior Additional Amounts paid by us to you pursuant to such paragraphs in order to avoid duplicative payments.

6. In consideration of our agreement to purchase the Shares from you, you represent and warrant to us that (i) you are the sole beneficial and record owner of the Shares, and have full legal power and authority to transfer the Shares to us pursuant this letter, (ii) upon delivery of the Shares to us against payment therefor as provided in this letter, we will acquire all of your right and title to the Shares, free and clear of any lien, claim or encumbrance of any kind and (iii) if you do not elect to receive cash in payment of the Purchase Price, you represent and warrant to us that you are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). If you elect to receive Creo Shares in payment of the Purchase Price, any Acquisition Additional Amount or any Disposition Additional Amount, (A) you further represent and warrant to us that you are acquiring such Creo Shares solely for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and (B) you further agree and acknowledge that such Creo Shares have not been and will not be registered under any U.S. or Canadian securities laws and may not be resold or otherwise transferred except in compliance with an applicable exemption from the registration requirements of such laws, and that the certificates or other documents representing the Creo Shares may contain the following, or a substantially similar, legend, which legend shall be removed only upon receipt of an opinion of counsel satisfactory to us that such legend may be so removed:

               THE SECURITIES REPRESENTED HEREBY (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY U.S. STATE OR CANADIAN SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS

               REGISTERED UNDER SUCH SECURITIES LAWS OR UNLESS CREO SHALL HAVE RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT REGISTRATION
               OF SUCH SECURITIES UNDER SUCH SECURITIES LAWS IS NOT
               REQUIRED.

7. We represent and warrant to you that (i) the Creo Shares to be issued to you pursuant to this letter agreement have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and non-assessable,
(ii) the issuance by us of the Creo Shares to you will not violate any law or breach any agreement to which we are party or subject, and (iii) we are and any affiliate to which we assign our rights hereunder pursuant to paragraph 8 will be an "accredited investor" (as defined in Rule 501 under the Securities Act of 1933, as amended) and are acquiring the Shares solely for our own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

8. This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall be binding on the parties hereto and their respective successors and assigns. We may assign our rights and obligations hereunder to one or more of our subsidiaries, but any such assignment shall not relieve us of our obligations hereunder.

9. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding all of the parties hereto.

10. No amendment of any provision of this Agreement shall be effective unless it is in writing and is signed by each of the parties hereto; no waiver of any provision of this Agreement, or any consent regarding any term of this Agreement, shall be effective unless it is in writing and is signed by the party to be charged therewith, any such waiver or consent shall be effective only for specific instances and specific purpose it is given and shall not constitute a commitment to grant any other, further or continuing waiver or consent.

11. The rights and remedies of the parties are deemed to be cumulative, and not exclusive. No delay in exercising any right or remedy hereunder shall constitute a waiver of such rights and remedies.

12. Notices given pursuant to any provision of this letter agreement shall be addressed as follows: (a) if to the Company, to Creo Inc., 3700 Gilmore Way, Burnaby, B.C. V5G 4MI, Attention: General Counsel, and (b) if to Seligman, to
J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, Attention: General Counsel, or in any case to such other address as the person to be notified may have requested in writing.

13. All of the agreements, representations and warranties of the parties hereto shall survive the execution and delivery of this Agreement.

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

14. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Each of the parties agree to maintain in strict confidence the contents and terms of this Agreement and not disclose such contents or terms to any third party except as required by applicable law; provided that the foregoing shall not restrict Creo from issuing a press release promptly after the Closing announcing it has acquired the Shares and the purchase price for the Shares but so long as none of the other terms, including the identity of the sellers, is disclosed.

               Kindly confirm your agreement with the foregoing terms by signing in the applicable place below and returning a copy of this letter to us.

                                                 Very truly yours,


                                                 CREO INC.


                                                 By: /s/ Amos Michelson
                                                     -------------------------


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

Accepted and agreed to:

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

By:   J. & W. Seligman & Co. Incorporated,
      its investment adviser


By:   /s/ Richard Parower
      -----------------------------------
      Name:  Richard Parower
      Title: SVP

               In connection with the letter agreement with Creo Inc., dated as of the date hereof, the undersigned hereby irrevocably elects to exercise their option to receive the Purchase Price and, if applicable, any Acquisition Additional Amount or any Disposition Additional Amount in cash.


                                      SELIGMAN COMMUNICATIONS AND
                                      INFORMATION PORTFOLIO

                                      By:  J. & W. Seligman & Co. Incorporated,
                                           its investment adviser


                                      By:  /s/ Richard Parower
                                           ---------------------------------
                                           Name:  Richard Parower
                                           Title: SVP


Dated: January 17, 2003